UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 31, 2018 (May 31, 2018)

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders

(a)  SL Green Realty Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on May 31, 2018.

(b)  The Annual Meeting was held for the purpose of: (i) electing three directors to serve on the Company’s Board of Directors until its 2019 annual meeting of stockholders and until their successors are duly elected and qualify; (ii) approving, on an advisory basis, the Company’s executive compensation; and (iii) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  Further information regarding the foregoing proposals is contained in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 30, 2018.  The total number of shares of common stock entitled to vote at the Annual Meeting was 90,190,440, of which 84,539,174 shares, or approximately 93.7%, were present in person or by proxy.  The results of the meeting were as follows:

Proposal 1

John H. Alschuler, Lauren B. Dillard and Stephen L. Green were elected, with approximately 62.3%, 96.1% and 96%, respectively, of the votes cast voting in favor, as the directors of the Company for a one-year term and until their successors are duly elected and qualify.

	Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
John H. Alschuler	51,906,524	31,371,647	12,266	1,248,737
Lauren B. Dillard	80,005,434	3,272,988	12,015	1,248,737
Stephen L. Green	79,928,996	3,292,716	68,725	1,248,737

Proposal 2

The Company’s executive compensation was approved on an advisory basis, with approximately 60.7% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
49,310,523	31,989,419	1,990,495	1,248,737

Proposal 3

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified, with approximately 98.8% of the votes cast voting in favor.

Votes For	Votes Against	Votes Abstaining
83,539,479	983,372	16,323

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Andrew S. Levine
Andrew S. Levine
Chief Legal Officer, General Counsel and Executive Vice President

Date:  May 31, 2018